Investor Relations Presentation June 11, 2019 Exhibit 99.1

Presentation Notes This presentation, and the statements made during the course of this presentation, are not intended to and do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities. Statements made in or during the course of this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based upon management’s expectations, assumptions, beliefs, estimates and projections, many of which by their nature are inherently uncertain and beyond Silgan’s control. Accordingly, such forward-looking statements are not guarantees or promises of future performance or events and involve known and unknown risks that could cause such future performance or events to differ materially from those expressed or implied in such forward-looking statements. Additionally, such forward-looking statements only speak as of the date of this presentation, and except to the extent required by the U.S. federal securities laws, Silgan neither assumes nor undertakes any obligation to update or revise any of such forward-looking statements. You are advised to read and consider the numerous risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other filings with the Securities and Exchange Commission. Certain market, industry or similar data contained in this presentation are based upon estimates by our management. While management believes that such estimates are reasonable, in certain cases such estimates cannot be verified by information available from independent sources. While we are not aware of any misstatements regarding any market, industry or similar data contained in this presentation, such data involves risks and uncertainties and is subject to change based on various factors, including those discussed in the paragraph above. All company names and trademarks used in this presentation are the property of their respective owners and are used in this presentation for identification purposes only.

Non-GAAP Financial Measures Generally accepted accounting principles in the United States are commonly referred to as GAAP. A non-GAAP financial measure is generally defined as a financial measure that purports to measure financial performance, financial position or liquidity but excludes or includes amounts that could not be so adjusted in the most comparable GAAP measure. Free cash flow, EBITDA, adjusted EBITDA, segment EBITDA, adjusted segment EBITDA, tangible assets, segment tangible assets, invested capital, adjusted net income per diluted share, adjusted net income, free cash flow per share and the ratios, returns and margins calculated therefrom as contained in this presentation are unaudited supplemental measures of our financial performance, financial position or liquidity that are not required by, or presented in accordance with, GAAP and therefore are non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to net cash provided by operating activities, income before interest and income taxes, segment income, total assets, segment assets, total debt, stockholders’ equity, net income per diluted share, net income, net cash provided by operating activities per share or any other measures derived in accordance with GAAP. Such non-GAAP financial measures should not be considered in isolation or as a substitute for any financial data prepared in accordance with GAAP and may not be comparable to similarly titled measures used by other companies. We include such non-GAAP financial measures in this presentation because we consider them to be important supplemental measures of our financial performance, financial condition and liquidity which we believe provide a more complete understanding of the Company than could be obtained absent such non-GAAP financial measures. A reconciliation of all non-GAAP financial measures used in this presentation to the most comparable GAAP financial data is included in this presentation at Appendix A and is available with this presentation on Silgan’s website at: www.silganholdings.com/investorrelationspresentations. The following non-GAAP financial measures are used in this presentation and are defined as follows. “EBITDA” means income before interest and income taxes plus depreciation and amortization (D&A). “Adjusted EBITDA” means EBITDA as adjusted for rationalization charges, costs attributed to announced acquisitions, proceeds received from termination of merger agreement, new plant start-up costs, the impact from the resolution of a past product liability dispute and results from operations in Venezuela including the impact from the remeasurement of assets in Venezuela. “Segment EBITDA” means segment income plus segment depreciation and amortization. “Adjusted Segment EBITDA” means Segment EBITDA as adjusted for rationalization charges and results from operations in Venezuela, as applicable. “Tangible Assets” means total assets less goodwill and other intangible assets, net. “Segment Tangible Assets” means total segment assets less segment goodwill. “Invested Capital” means total debt plus stockholders’ equity. “Adjusted Net Income” and “Adjusted Net Income per Diluted Share” means net income and net income per diluted share, respectively, both as adjusted for rationalization charges, costs attributed to announced acquisitions, net results from operations in Venezuela including the impact from the remeasurement of assets in Venezuela, proceeds received from termination of merger agreement, new plant start-up costs, the impact from the resolution of a past product liability dispute, loss on early extinguishment of debt, tax adjustments for prior periods related to the completion of Internal Revenue Service audits and effective tax rate adjustments primarily due to the U.S. Tax Cuts and Jobs Act of 2017. “Free Cash Flow” means net cash provided by operating activities less capital expenditures plus voluntary contributions to domestic pension benefit plans, and adjusted for changes in outstanding checks, and “Free Cash Flow per Diluted Share” means Free Cash Flow divided by the number of weighted average diluted shares.

Agenda Hidden in Plain Sight Business Overview Financial Metrics Conclusion Q&A

Perception vs. Reality Perception Low growth markets = Low earnings growth Food can market decline accelerating Returns challenged Lacking a catalyst Primarily defensive stock

Hidden in Plain Sight Valuation expectations Understanding Silgan Model Unique culture Flexibility of cash deployment Past is prologue — better positioned than any time in our history More diversified More free cash flow — 9% free cash flow yield More acquisition opportunities Effective and winning management teams Sustainability advantages of products Note: Free Cash Flow Yield is defined as: 2018 Free Cash Flow divided by market cap (per Bloomberg data on 6/5/19)

$4.4B Diversified Rigid Packaging Company for Consumer Goods 100 plants >90 countries served 35 acquisitions over 31 years 30% insider ownership 13,100 employees End Markets Geography Segments 2018 Revenue 2018 Revenue 2018 Revenue 2018 Adj. Segment EBITDA Note: End market revenue breakdowns are approximate and based on management estimates.

Unique Business Model Our cash deployment model gives us the flexibility to selectively grow and create franchise positions in the packaging industry Proven leadership team Focused segment management Customer-focused Metric-driven culture Track record of value creation Preference for stable, mature industries with strong free cash flow profiles Disciplined deployment of free cash flow Core competency in M&A Long-term focus

Cornerstone Business Strategy Earnings growth and value creation Sustainable competitive advantage Supply best value in industry by focusing on unique needs of customers Deploy strong Free Cash Flow Build and enhance franchise positions Growth through targeted acquisitions Other cash deployment to drive shareholder value 10-Year Adjusted Net Income Per Diluted Share CAGR: 9.1% 10-Year Stock Price CAGR: 9.6% Note:10-year stock price compound annual growth rate (CAGR) based on period between June 5, 2009 – June 5, 2019 Stock price data source: Bloomberg

Segment Our Outlook Leading Position in Mature Markets Metal Containers Leading positions in: North American metal food cans Global pet food cans North American soup and simple meal cans Eastern European food cans Stability driven by Pet Food and Protein markets Sustainability advantaged package Closures Leading positions in: Global metal closures for food and beverage North American plastic closures (excluding water and carbonated soft drinks) North American dairy closures Global trigger sprayers Global dispensing pumps Integration drives mix enhancement Significant expansion of M&A opportunities Plastic Containers Leading positions in: Global retortable plastic food containers North American plastic containers for home care and personal care Customer focus to drive growth Continued cost discipline

Proven Customer-Focused Model From Competitive to World Class Source: Strategex, Inc. Net Promoter Score (NPS) conducted periodically, typically every 2 years Note: Average of all Silgan Business Units excludes Dispensing Systems and Europe Metal Containers. Shaded area represents range of high to low reading for each individual business at each interval.

Disciplined Approach to M&A Focused M&A team works closely with business and senior leaders to identify attractive targets Build out franchise positions or extend franchises in: Mature industries with strong free cash flow and attractive returns or Value-oriented growth businesses with high barriers to entry — technical / commercial moats Return hurdles based on cash returns Focus on attainable synergies — realistic outcome without disrupting business Successful integration track record $2B spent on acquisitions in last 10 years

Core Competency in M&A

Stock Price and Acquisition Timeline (1997 to Present)

35 acquisitions since 1987

Notable acquisitions prior to 1997:
- American National Can
- Nestlé Carnation Can
- Del Monte Can
- Monsanto Plastic Bottle



SLGN Stock Price
$35
$30
$25
$20
$15
$10
$5
$0
S&P 500
$6,500
$5,500
$4,500
$3,500
$2,500
$1,500
$500
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Alcoa Closures
Rexam Plastic Bottle
Campbell's can making operations
Winn Packaging
Clearplass Containers
RXI
Pacific Coast can making operations
White Cap Closures (NA)
Thatcher Tubes
White Cap Closures (Intl.)
Cousins-Currie (Canada)
Vac Vem metal vacuum closures
IPEC closures
Vogel & Noot (Silgan Metal Packaging)
DGS twist-off closures
Nestlé steel can making operations
Öntaş
Rexam plastic thermoformed containers
Injected Plastics
WestRock Dispensing Systems
Portola Packaging
Technocap USA
Amcor twist-off closures (Australia)
Van Can
Metal Container Acquisition
Closure Acquisition
Plastic Container Acquisition
SLGN
Standard & Poors 500 Index (S&P 500)

Source for Silgan stock price and S&P 500: Bloomberg

Holdings Approach | Cost and Returns Focus | Disciplined Strategy | Growth with Existing Customers | Staying in Lane

Build and enhance franchise positions + Deploy strong FCF = Earnings growth and value creation

13

Acquisition Strategy Strengthens Franchise Positions

SILGAN HOLDINGS INC.

Metal Containers


ΜΕΣΟΓΕΙΑΚΗ
SPAM
Hormel Chili
College Inn
Tetley

Self-Make Takeouts
Van Can

- Consolidate mature market
- Targeted pet and protein markets

Closures


Hood
MILK
siggi's
Lifeway

IPEC
Portola Packaging

WestRock
Dispensing Systems



- Enhance adjacent capabilities
- 0→80% share in dairy
- Offered technical capabilities

Plastic Containers


SPAM
Cheerios
FORTO

Rexam Plastic
Thermoformed
Containers

- Extension of shelf stable capabilities

Build and enhance franchise positions + Deploy strong FCF = Earnings growth and value creation

14

Catalysts from Acquisitions Note: Silgan stock price and S&P 500 indexed to 1 on 2/14/1997 (Silgan IPO date) Note: Includes announcements of the following acquisitions: White Cap Closures Intl., Vogel & Noot, Graham Packaging*, Rexam Plastic Thermoformed Containers, Portola Packaging, WestRock Dispensing Systems Source for Silgan stock price and S&P 500 : Bloomberg *Graham Packaging was not a completed acquisition. White Cap Closures (Intl.) WRK Dispensing Systems Vogel & Noot Rexam Plastic Thermoformed Containers Graham Packaging* Portola

Disciplined Strategy Drives Strong Return Profile Note: Return on Tangible Assets defined as: Adjusted EBITDA / Tangible Assets Return on Invested Capital defined as: Adjusted EBITDA / Invested Capital Return on Stockholders’ Equity defined as: Adjusted Net Income / Stockholders’ Equity Return on Segment Tangible Assets $1B invested in Dispensing Systems acquisition $18M inventory reduction Note: Return on Segment Tangible Assets defined as: Adjusted Segment EBITDA / Segment Tangible Assets * Total Company Return on Tangible Assets $18M inventory reduction

10-Year Growth and Returns Compare Favorably to Packaging Peers Source: Data was derived from Bloomberg. Averages do not include SLGN. Note: For purposes of Free Cash Flow Yield, Market Capitalization is as of 6/5/2019 per Bloomberg. For purposes of Enterprise Value to EBITDA Adjusted, Enterprise Value is as of 6/5/2019 per Bloomberg.

Value Creation Opportunity for Shareholders Data Source: Bloomberg as of 6/5/19 Note: Current Operations Value calculated as (Adjusted EBIT x (1-tax rate)) / (Weighted Average Cost of Capital) Future Operations Value calculated as (Enterprise Value) - (Current Operations Value)

Agenda Hidden in Plain Sight Business Overview Financial Metrics Conclusion Q&A

Metal Containers

End Markets (US) Metal Containers: $2.4B 2018 Volume (Units) 2018 Volume (Units) 2018 Revenue Geography 15 Intl. plants 29 US plants >50 countries served Market Leader in a Stable Industry Note: End market volume breakdowns are approximate and based on management estimates. End Markets (Intl.)

World Class for Packaging Competitive Advantage Scale and geographic presence On-site or near-site with customers Customer focus Cost leadership Long-term contracts Metal Containers Competitively Advantaged Franchise Strategic Focus Commercial discipline Consolidate position in growth markets Capital allocation in declining markets Leading customer support and service Relentless focus on cost reduction Select Customers Competitive Range Net Promoter Score Source: Strategex, Inc. Note: Net Promoter Score is for U.S. Metal Containers.

Advantages of Metal Containers Recycling Rate Data Source: Can Manufacturers Institute (CMI) • Package is generally cooking vessel for the product • High level of infrastructure investment to process canned products • Our co - location with or near most customers provides freight advantage • Cans generally represent the lowest cost food packaging solution • Shelf stable products preferred for e - commerce • Can environmental benefits: – Infinitely recyclable – Highest recycling rate of any food packaging substrate in U.S. – 71% – Drastically reduced carbon footprint – no refrigeration • Nutritional benefits: – Products packed at the peak of ripeness, capturing more nutrients – Canning process contains no added preservatives

Stable Volume with Significant Mix Shift to Pet Silgan North American Metal Containers Volumes 33% of total volume 34% of total volume 22% of total volume 53% of total volume Note: Industry CAGR based on Can Manufacturers Institute (CMI) data 2008-2018 10-Year SLGN CAGR -0.1% vs. Industry CAGR -1.2%

Metal Containers Volume Trends Silgan Overweight in Growth Categories Industry Mix (2018) 5-year Industry CAGR Silgan Mix (2018) SLGN Growth Estimate Pet Food 30% 2.6% ̴ 40% 2.5-3.5% Protein 5% (included in Other) ̴ 10% 1-2% Vegetable & Fruit 38% (0.9%) ̴ 25% (0-1%) Soup 18% (0.8%) ̴ 20% (1-2%) Other 9% (4.9%) ̴ 5% (1-3%) Weighted Average Trend (0.4%) +0.8% Industry Data Source: Can Manufacturers Institute (CMI) Note: Silgan end market volume breakdowns are approximate and based on management estimates.

Case Study: Pet Food Market Dynamics Data Source: American Pet Products Association CAGR = 4.5% CAGR = 5.2% CAGR = 6.6% CAGR = 3.2%

Metal Containers Business Rationalization Modest excess capacity Tariffs Focus on sustainability Shelf stable package preferred for e-commerce Q&A

Closures

Closures: $1.5B 11 EUR plants 9 ROW plants 2018 Revenue 2018 Revenue 2018 Revenue Products End Markets Geography >70 countries served 13 US plants Strong Market Positions with Attractive Growth Opportunities Note: End market and product revenue breakdowns are based on management estimates.

Competitive Range World Class for Packaging Competitive Advantage Scale and geographic presence Quality, service and technical proficiency Innovative capabilities Customer intimacy Equipment model Closures Competitively Advantaged Global Franchise Strategic Focus Enhance and grow customer relationships Targeted acquisitions to broaden platform Continued innovation Rigorous cost control Select Customers Net Promoter Score Source: Strategex, Inc.

Broad Portfolio of Products in Diverse End Markets

	Dispensing	Metal Closures	Plastic Beverage Closures	Plastic Dairy Closures
Manufacturing Technology	Injection Molding, Product Assembly	Coating, Metal Forming	Injection & Compression Molding	Injection & Compression Molding
				
Select Customers	Unilever, P&G, SC Johnson, Scotts	Ragu, PepsiCo, HiPP, Mt. Olive	Coca-Cola, AriZona, BodyArmor, PepsiCo	Dean's, Borden, Kroger, Nestlé
% of Closures Revenue	44%	34%	8%	14%
% of Closures Volume	10%	35%	26%	29%
Growth Trend	Steady Growth	Flat	Modest Growth	Flat
End Markets	Home Care, Lawn & Garden, Health Care, Food & Beverage	Food & Beverage	Beverage	Beverage
Types of Products	Surface Cleaners, Lotions, Soaps, Fragrance, Pharma, Lawn	Pickles, Pasta Sauce, Jams, Jellies, Ready-to-drink Coffees & Teas	Isotonics, Juices, Energy Drinks, Ready-to-drink Coffees & Teas	Dairy, Non-Dairy Alternatives, 5-gallon water

Note: Revenue and volume breakdowns are based on management estimates.

Build and enhance franchise positions + Deploy strong FCF = Earnings growth and value creation

31

Broad Portfolio of Dispensing Systems with Common Capabilities Supporting Diverse End Markets Triggers Pumps Fine Mist Fragrance Other Select Customers % of Dispensing Systems Revenue 28% 24% 19% 12% 17% End Markets Home, Lawn & Garden Beauty & Personal Care Health Care Personal Care Beauty & Personal Care Food & Beverage Home, Lawn & Garden Beauty & Personal Care Competitive Advantage Global footprint Low cost provider Proven product line Global footprint Low cost provider Proven product line Focused product line Product innovation Premium product capabilities Product innovation Strategic Focus Evolve product offering Leverage geographic coverage E-commerce/recyclability Evolve product offering Leverage geographic coverage E-commerce/recyclability Grow in Health Care Expand product offerings in targeted markets Continue to grow within premium market Grow in mass market Note: Revenue breakdowns are based on management estimates.

Meeting the Unique Needs of Our Customers

Closures Business Growth of dispensing systems Focus on M&A opportunities Continued innovation Raw material trends Increased awareness of sustainability E-commerce Q&A

Plastic Containers

Plastic Containers: $614M End Markets Geography 15 US plants 2018 Revenue 2018 Revenue >20 countries served 8 Canada plants Building Competitive Advantage through Service Model Note: End market revenue breakdowns are based on management estimates.

Profitability Improvement a Key Focus Note: Adjusted Segment EBITDA Margin is defined as: Adjusted Segment EBITDA / Segment Net Sales Return on Segment Tangible Assets is defined as: Adjusted Segment EBITDA / Segment Tangible Assets

Competitive Range World Class for Packaging Competitive Advantage Breadth of substrates and production capabilities North American scale Customer focus New product launch capabilities Plastic Containers Service Model Drives Competitive Advantage Strategic Focus Growth in target markets Continue to lower cost base Advance customer focus Enhance new product launch capabilities Select Customers Net Promoter Score Source: Strategex, Inc.

Diverse End Markets with Large Customers

SILGAN HOLDINGS INC.

	Food	Home Care	Beauty & Personal Care	Consumer Health	Pet Food
Manufacturing Technology	Thermoform, Blow Mold, Injection Mold	Blow Mold, Injection Mold	Blow Mold, Injection Mold	Blow Mold, Injection Mold	Thermoform
					
Select Customers	TreeHouse, Campbell's, McCormick, KraftHeinz	Scotts, The Clorox Company, Spectrum Brands, P&G	P&G, VI-JON, Johnson & Johnson, Bayer	Perrigo, Bayer, Nice-Pak, Johnson & Johnson	MARS
% of Revenue	42%	20%	17%	15%	6%
Growth Drivers	Convenience	DIY growth	Increased product differentiation	Aging population	Growth in small pet population
Growth Trend	Stable	Modest Growth	Stable	Steady Growth	Steady Growth

Note: End market revenue breakdowns are based on management estimates.

Build and enhance franchise positions + Deploy strong FCF = Earnings growth and value creation

39

Meeting the Unique Needs of Our Customers

Plastic Container Business Customer service model key to success Returns and profitability Continued innovation Labor shortages and automation Potential opportunity to consolidate industry Raw material trends Increased awareness of sustainability E-commerce Q&A

Agenda Hidden in Plain Sight Business Overview Financial Metrics Conclusion Q&A

Silgan Financial Attributes Constancy of purpose Strong free cash flow Disciplined capital deployment – drives value creation A balanced view of shareholder value creation Focus on efficiency of balance sheet Strong long-term returns profile

Strong Recent and Long-Term Financial Performance Per share data for the relevant years has been split adjusted for the two-for-one stock splits in May 2010 and May 2017. CAGR = 4.1% CAGR = 9.1% CAGR = 9.0% CAGR = 8.9%

High Free Cash Flow Conversion Since 2008: Free Cash Flow Per Diluted Share conversion of Adjusted Net Income Per Diluted Share has averaged 122% Free Cash Flow conversion of Adjusted EBITDA has averaged 44% Adjusted EBITDA has grown 49% Capex has averaged 4.2% of net sales D&A has averaged 4.3% of net sales

Disciplined & Balanced Capital Deployment Strategy Aggregate spend 2008 – 2018: Capital Expenditures: $1.7B / 4.2% of sales Acquisitions: $2.0B Dividends: $393M Share Repurchases: $1.1B Note: Total Shareholder Return is defined as: closing stock price on the last trading day of December in each year, respectively, minus the closing stock price on December 31, 2007 plus the cumulative amounts of dividends per share paid from January 1, 2008 through the last day of each year, respectively, divided by the closing stock price on December 31, 2007.

Efficient Balance Sheet Management is committed to reducing debt via free cash flow generation Consistent Silgan track record of deleveraging post-acquisition Financial policy of 2.5x – 3.5x net leverage remains unchanged Note: Total Net Leverage Ratio as defined under Silgan’s Senior Secured Credit Facility at the relevant periods Total Net Leverage Ratio

Long Record of Creating Value for Shareholders Silgan Stock Price Adjusted Net Income Per Diluted Share CAGR since 1997: 11.4% CAGR 10 Years: 9.6% CAGR 5 Years: 3.6% CAGR since 1997: 9.7% CAGR 10 Years: 9.1% CAGR 5 Years: 8.7% Source for Silgan stock price data: Bloomberg

Agenda Hidden in Plain Sight Business Overview Financial Metrics Conclusion Q&A

Perception vs. Reality

Perception	Silgan View
Low growth markets = Low earnings growth	• Lower growth provides higher returns, attracting less capital • 10-year Net Income Per Diluted Share CAGR of 9.4% exceeds peer group average*
Food can market decline accelerating	• CMI industry 5-year volume CAGR (1.0%); 10-year (1.2%) • Silgan's CAGR outperformed the market during same periods • Silgan weighted to growing end markets • Environmental benefits of the can
Returns challenged	• Returns compare favorably to peers • Acquisitions temporarily weigh on investment-based returns • Investments are driving returns and growth • Silgan well positioned for expansion
Lacking a catalyst	• Back in target leverage zone (2.5 - 3.5x) • Anticipate continued strong free cash flow • $1B Dispensing Systems acquisition fully integrated
Primarily defensive stock	• Historical performance consistent throughout economic cycle • Expanded business portfolio

*Data was derived from Bloomberg. Average does not include SLGN.

50

Better Positioned Than Ever Before People Constancy of purpose Competitive advantage Cash flows to invest Balance sheet capacity Expansion opportunities

Agenda Hidden in Plain Sight Business Overview Financial Metrics Conclusion Q&A

Thank you.

Appendix A: Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures